Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Geneva Advisors All Cap Growth Fund
Geneva Advisors Equity Income Fund
Each a series of Trust for Professional Managers (the “Trust”)

Supplement dated September 19, 2017
to the Prospectus dated December 29, 2016

On September 1, 2017, Geneva Advisors, LLC (the “Adviser”) completed the sale of 100% of its equity to Canadian Imperial Bank of Commerce (“CIBC”) (the “Transaction”).  Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Adviser’s ownership change results in a technical “assignment” of the existing investment advisory agreement between the Adviser and the Trust, on behalf of the Geneva Advisors All Cap Growth Fund and the Geneva Advisors Equity Income Fund (the “Funds”), and, consequently, the automatic termination of the existing investment advisory agreement.

In anticipation of the Transaction, at an in-person meeting of the Board of Trustees of the Trust (the “Board”) held on August 18, 2017, the Board approved an interim investment advisory agreement between the Adviser and the Trust, on behalf of the Funds, on terms substantially identical to the existing investment advisory agreement with the Adviser.  The interim investment advisory agreement is effective under Rule 15a-4 of the 1940 Act for up to 150 days or until shareholders approve the new investment advisory agreement between the Adviser and Trust, on behalf of the Funds.  Shareholders of the Funds will be asked to approve the new investment advisory agreement at a special meeting of shareholders expected to be held in the fourth quarter of 2017.

Immediately after the close of the Transaction, CIBC merged the Adviser into and with an existing wholly-owned subsidiary of CIBC, CIBC Atlantic Trust Private Wealth Management, at which time the new investment adviser became AT Investment Advisers, Inc.  Accordingly, effective September 1, 2017, all references to “Geneva Advisors, LLC” are hereby replaced with “AT Investment Advisers, Inc.” in the Prospectus.

The following disclosures are hereby revised to reflect the Transaction:

Page 30 – “Management of the Funds – The Adviser” – the first paragraph is replaced with the following:

The Funds have entered into an interim investment advisory agreement (“Advisory Agreement”) with AT Investment Advisers, Inc., located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, under which the Adviser manages the Funds’ investments subject to the supervision of the Board of Trustees.  The Adviser is an indirect subsidiary of Canadian Imperial Bank of Commerce (“CIBC”), a Canadian-based financial institution and publicly traded entity, and has been providing investment advisory services since 1932.  As of July 31, 2017, the Adviser managed approximately $17.4 billion in assets.  For the fiscal year ended August 31, 2016, the Fund’s prior investment adviser, Geneva Advisors, LLC, received management fees of 0.82% and 0.79% of the All Cap Growth Fund’s and Equity Income Fund’s average daily net assets, respectively, net of waived expenses.

Please retain this supplement with your Prospectus.

Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Geneva Advisors All Cap Growth Fund
Geneva Advisors Equity Income Fund
Each a series of Trust for Professional Managers (the “Trust”)

Supplement dated September 19, 2017
to the Statement of Additional Information (“SAI”)
dated December 29, 2016

On September 1, 2017, Geneva Advisors, LLC (the “Adviser”) completed the sale of 100% of its equity to Canadian Imperial Bank of Commerce (“CIBC”) (the “Transaction”).  Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Adviser’s ownership change results in a technical “assignment” of the existing investment advisory agreement between the Adviser and the Trust, on behalf of the Geneva Advisors All Cap Growth Fund and the Geneva Advisors Equity Income Fund (the “Funds”), and, consequently, the automatic termination of the existing investment advisory agreement.

In anticipation of the Transaction, at an in-person meeting of the Board of Trustees of the Trust (the “Board”) held on August 18, 2017, the Board approved an interim investment advisory agreement between the Adviser and the Trust, on behalf of the Funds, on terms substantially identical to the existing investment advisory agreement with the Adviser.  The interim investment advisory agreement is effective under Rule 15a-4 of the 1940 Act for up to 150 days or until shareholders approve the new investment advisory agreement between the Adviser and Trust, on behalf of the Funds.  Shareholders of the Funds will be asked to approve the new investment advisory agreement at a special meeting of shareholders expected to be held in the fourth quarter of 2017.

Immediately after the close of the Transaction, CIBC merged the Adviser into and with an existing wholly-owned subsidiary of CIBC, CIBC Atlantic Trust Private Wealth Management, at which time the new investment adviser became AT Investment Advisers, Inc.  Accordingly, effective September 1, 2017, all references to “Geneva Advisors, LLC” are hereby replaced with “AT Investment Advisers, Inc.” in the SAI.

The following disclosures are hereby revised to reflect the Transaction:

Page 1 – “The Trust” – the last paragraph is replaced with the following:

AT Investment Advisers, Inc. (the “Adviser”) serves as the investment adviser for the Funds.

Page 25 – “Management of the Funds – Investment Adviser” – the first paragraph is replaced with the following:

As stated in the Prospectus, investment advisory services are provided to the Funds by AT Investment Advisers, Inc., located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, pursuant to an interim investment advisory agreement (the “Advisory Agreement”).  The Adviser is an indirect subsidiary of Canadian Imperial Bank of Commerce (“CIBC”), a Canadian-based financial institution and publicly traded entity.  Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Funds.  Pursuant to the terms of the Advisory Agreement, the Adviser provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds’ investments.

Please retain this supplement with your SAI.